UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2026

Cardinal Infrastructure Group Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43004	39-3180206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Six Forks Road, #300
Raleigh, North Carolina		27609
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 324-1964

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 Par Value	CDNL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 13, 2026, Cardinal Infrastructure Group Inc. (“Cardinal”) entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) by and among Cardinal, CHBC Intermediate Holdco, Inc., a Delaware corporation and wholly owned subsidiary of Cardinal (“Merger Sub 1”), CHBC Holding Company, LLC, a Delaware limited liability company and wholly owned subsidiary of Cardinal (“Merger Sub 2”), HBC Holdco, Inc., a Delaware corporation (“Target”), Hughes Brothers Construction Inc., a Florida corporation (“HBC”), the stockholders of HBC party thereto (the “Stockholders”), and Chad Hughes, in his capacity as the representative of the Stockholders (the “Stockholder Representative”). Target, HBC and their respective subsidiaries are referred to herein as the “Group Companies.” On October 18, 2026, Cardinal, Merger Sub 1, Merger Sub 2, Target, HBC and the Stockholders entered into Amendment No. 1 to the Merger Agreement, dated October 18, 2026 (the “Amendment”), HBC, headquartered in Wildwood, Florida, is engaged in the business of providing civil construction and infrastructure services to residential, commercial and public projects in Central Florida.

The following description is of the Original Merger Agreement as amended by the Amendment (the “Merger Agreement”).

The Mergers

Prior to the Closing (as defined below), and pursuant to the terms of the Merger Agreement, the Stockholders will complete a pre-closing restructuring (the “Restructuring”) pursuant to which, among other things, (i) the Stockholders will contribute all of the outstanding shares of HBC to Target, (ii) Target will make an election to treat HBC as a qualified subchapter S subsidiary, (iii) HBC will convert into a Florida limited liability company, (iv) Utility Services Construction, LLC, a Florida limited liability company, will become a wholly owned subsidiary of HBC (the “USC Contribution”), and (v) HBC will distribute its interest in HB Equipment Company, LLC to the Stockholders.

Upon the terms and subject to the conditions of the Merger Agreement, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), (i) Merger Sub 1 will merge with and into Target (the “First Merger”), with Target surviving the First Merger as a wholly owned subsidiary of Cardinal, and (ii) immediately thereafter, Target will merge with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub 2 surviving the Second Merger as a direct wholly owned subsidiary of Cardinal. The parties intend that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Consideration

Pursuant to the Merger Agreement, Cardinal has agreed to pay an aggregate purchase price of approximately $357.5 million, subject to adjustment as set forth in the Merger Agreement (as adjusted, the “Purchase Price”).

Pursuant to the Merger Agreement, the aggregate Purchase Price will be payable in (i) an amount in cash equal to sixty percent (60%) of the Purchase Price (or $214.5 million) (the “Cash Consideration”), and (ii) $143.0 million in value of Cardinal’s Class A common stock, par value $0.0001 per share (the “Common Stock”) based on the volume weighted average price of the Common Stock for the 33 consecutive trading days ending on and including October 14, 2026 (the “Signing Date VWAP”) (the “Stock Consideration,” and together with the Cash Consideration, the “Merger Consideration”). Based on a Signing Date VWAP of $27.21, the Stock Consideration is 5,255,420 shares of Common Stock.

The Stockholders will also be eligible to receive an additional payment (the “Additional Payment”) of up to $162.5 million based on the Adjusted Company EBITDA (as defined in the Merger Agreement) of the Group Companies for the twelve months ending June 30, 2027. Any Additional Payment earned will be paid 60% in cash and 40% in shares of Common Stock based on the Signing Date VWAP. Based on the Signing Date VWAP of $27.21, Cardinal would issue a maximum of approximately 2,388,827 shares if the Group Companies achieved the maximum Adjusted Company EBITDA target.

Cardinal is entitled to set off against any Additional Payment amounts owed to it in respect of indemnification claims under the Merger Agreement. The Cash Consideration is expected to be funded through a combination of cash on hand and borrowings under the credit facility of Cardinal’s subsidiaries.

Representations and Warranties, Covenants, Conditions to Closing, and Termination

The Merger Agreement contains customary representations and warranties and certain covenants for transactions of this type. The representations and warranties of the parties contained in the Merger Agreement have been made for the benefit of the other parties and should not be relied upon by any other person. Such representations and warranties (i) have been qualified by schedules and exhibits, (ii) are subject to materiality standards that may differ from what may be viewed as material by investors, (iii) are made as of specified dates, and (iv) may have been used for the purpose of allocating risk among the parties rather than establishing matters of fact. Accordingly, the representations and warranties should not be relied upon as characterizations of the actual state of facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Cardinal’s public disclosures.

In connection with its entry into the Merger Agreement, Cardinal also expects to obtain a customary buyer-side representations and warranties insurance policy (the “R&W Insurance Policy”) to cover certain losses arising out of breaches of the representations and warranties of the Stockholders and Group Companies contained in the Merger Agreement. The R&W Insurance Policy is expected to be subject to certain policy limits, exclusions, deductibles and other terms and conditions.

The Merger Agreement contains customary covenants for transactions of this type, including, among others, covenants (i) regarding the conduct of the business of the Group Companies prior to the Closing, (ii) prohibiting the Group Companies and the Stockholders from soliciting, or entering into discussions regarding, alternative transactions, and (iii) requiring the parties to make any required regulatory filings, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”).

The obligation of Cardinal, Merger Sub 1 and Merger Sub 2 to consummate the Mergers is subject to the satisfaction or waiver of customary conditions, including, among others, (i) the accuracy of the representations and warranties of the Group Companies and the Stockholders, (ii) the performance in all material respects of their covenants, (iii) the absence of any injunction, order or pending Action (as defined in the Merger Agreement) restraining or prohibiting the Mergers, (iv) the absence of a Material Adverse Effect (as defined in the Merger Agreement) on the Group Companies, (v) HSR clearance, and (vi) completion of the USC Contribution and the Restructuring. The Closing is currently expected to occur in the fourth quarter of 2026.

The Merger Agreement may be terminated prior to the Closing under certain circumstances, including (i) by mutual written consent of HBC, Cardinal and Target, (ii) by either Cardinal, on the one hand, or Target and HBC, on the other hand, in the event of an uncured breach by the other party that would cause a closing condition to fail (subject to a ten-day cure period), (iii) by either Cardinal, on the one hand, or Target and HBC, on the other hand, if the closing conditions have not been fulfilled and (iv) if a law or final, non-appealable order prohibits the Mergers.

Each of the Stockholders entered into a restrictive covenant agreement with Cardinal (the “Restrictive Covenant Agreements”) containing customary non-competition, non-solicitation, confidentiality and non-disparagement covenants for a specified period following the Closing. Each of the Stockholders also entered into a lock-up agreement (the “Lock-Up Agreements”) pursuant to which the Stockholders agreed not to transfer the shares of Common Stock to be received as Stock Consideration for a period of 180 days following the Closing, subject to customary exceptions. At the Closing, the Stockholders will become parties to the Registration Rights Agreement, dated December 9, 2025 (the “Registration Rights Agreement”), by and among Cardinal and the Initial Holders (as defined therein), which contains customary registration rights with respect to shares of Common Stock.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.3 to Cardinal’s Current Report on Form 8-K filed on December 12, 2025, and is incorporated herein by reference.

Item  3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 to this Report is incorporated herein by reference into this Item 3.02.

The shares of Common Stock issuable as Stock Consideration pursuant to the Merger Agreement will be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in a transaction not involving a public offering. Such shares will be issued to the Stockholders in exchange for their equity interests in Target pursuant to the Mergers. In the Merger Agreement, each Stockholder represented, among other things, that such Stockholder is an accredited investor and is acquiring the shares for investment purposes and not with a view to distribution in violation of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On October 13, 2026, Cardinal issued a press release announcing, among other things, the entry into the Original Merger Agreement and, on October 19, 2026, Cardinal issued a press release announcing, among other things, the entry into the Amendment. The releases are furnished as Exhibits 99.1 and 99.2, respectively, to this Report.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or Exhibits 99.1 and 99.2 be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*

Agreement and Plan of Merger, dated as of October 13, 2026, by and among Cardinal Infrastructure Group Inc., CHBC Intermediate Holdco, Inc., CHBC Holding Company, LLC, HBC Holdco, Inc., Hughes Brothers Construction Inc., the Stockholders party thereto and Chad Hughes, as Stockholder Representative

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of October 18, 2026, by and among Cardinal Infrastructure Group Inc., CHBC Intermediate Holdco, Inc., CHBC Holding Company, LLC, HBC Holdco, Inc., Hughes Brothers Construction Inc. and the Stockholders party thereto

10.1

Registration Rights Agreement, dated as of December 9, 2025, by and among Cardinal Infrastructure Group Inc. and the Initial Holders (as defined therein) (incorporated by reference to Exhibit 10.3 to Current Report on Form 8-K filed December 12, 2025)

99.1	Press release, dated October 13, 2026
99.2	Press release, dated October 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules (and similar attachments) to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). Cardinal agrees to furnish supplementally a copy of any omitted schedule (or similar attachment) to the SEC upon its request.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, the Mergers, the expected timing of the Closing and the expected benefits of the Mergers. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. These statements involve risks and uncertainties and Cardinal’s actual results could differ materially from the results expressed or implied by such forward-looking statements. The potential risks, uncertainties and other factors that could cause actual results to differ from those expressed by the forward-looking statements in this Report include, but are not limited to, the ultimate outcome of the Mergers; the satisfaction of conditions to the closing of the Mergers; that any of the anticipated benefits of the Mergers will not be realized to the extent or when expected; the risk that integration of HBC’s operations with those of Cardinal will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the effect of the announcement of the Mergers on HBC’s and Cardinal’s business relationships, operating results and business generally; difficulty in sustaining rapid revenue growth, which may place significant demands on Cardinal’s administrative, operational and financial resources; fluctuations in Cardinal’s revenue; and the concentration of Cardinal’s business in the Southeastern United States. Cardinal has based these forward-looking statements largely on its current expectations and projections regarding future events and trends that it believes may affect its business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in Cardinal’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), and elsewhere in the Annual Report, as well as in Cardinal’s subsequent filings with the Securities and Exchange Commission. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Cardinal cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. Although forward-looking statements reflect the good faith beliefs of Cardinal’s management at the time they are made, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Cardinal undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law. These cautionary statements qualify all forward-looking statements attributable to Cardinal or persons acting on its behalf.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL INFRASTRUCTURE GROUP INC.

Date:	October 19, 2026	By:	/s/ Mike Rowe
Mike Rowe Chief Financial Officer